                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of FASTNET Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Hurly, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss. 78m(a) or ss. 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 19, 2002                                       /s/ Stephen Hurly
                                                        -----------------------
                                                        Stephen Hurly
                                                        Chief Executive Officer

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